UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 8, 2024

KELLY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-1088	38-1510762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084 (Address of Principal Executive Offices) (Zip Code)

(248) 362-4444

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common	KELYA	Nasdaq Global Market
Class B Common	KELYB	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 9, 2024, Kelly Services, Inc. (the “Company”) filed a Current Report on Form 8-K reporting that Olivier Thirot, the Company’s Executive Vice President and Chief Financial Officer, had informed the Company of his intention to retire as an officer.

On September 18, 2024, Kelly Services Outsourcing and Consulting Group Sàrl, a subsidiary of the Company, and Mr. Thirot entered into a Termination Agreement (the “Termination Agreement”) providing for Mr. Thirot’s retirement as an officer of the Company effective as of the successful transition of his successor as Chief Financial Officer. Under the terms of the Termination Agreement, following the transition to his successor, Mr. Thirot will resign his corporate positions and serve as a special advisor to the Company until December 31, 2026 (the “Termination Date”). In this capacity, Mr. Thirot will be entitled to a salary equal to CHF 42,587 per month. He will also be eligible for his 2024 Short Term Incentive. In addition, his performance and time-based stock grants awarded prior to April 1, 2025, if earned, will vest according to the Company Executive Incentive Plan, except that shares based on the 2026 performance will be cancelled upon the Termination Date. Under the terms of the Termination Agreement, Mr. Thirot has also agreed to a mutual general release of claims against the Company and its affiliates.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement, which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Termination Agreement dated as of September 18, 2024 between Kelly Services Outsourcing and Consulting Group Sàrl and Olivier Thirot.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Portions of this exhibit have been omitted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.

Date: September 20, 2024	/s/ Vanessa Peterson Williams
Vanessa Peterson Williams
Senior Vice President, General Counsel and Secretary